UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2015

Supernova Energy, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-165373	98-0628594
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification Number)

265 Sunrise Hwy, Ste 1-276, Rockville Centre, New York 11570

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:	(702) 839-4029

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement.

On October 9, 2015, the registrant entered into a Settlement Agreement by and among Supernova Energy, Inc.; Rockford Oil Corp.; Cartonio, Inc.; Harbortown, Inc.; Navon Consulting Corp., hereinafter collectively referred to as “Plaintiffs”; and Lasso Energy, LLC and Lasso Holding, LLC, settling the below litigation:

SUPERNOVA ENERGY, INC. et al VS. LASSO ENERGY, LLC AND LASSO HOLDING, LLC

STAFFORD COUNTY CASE NO: 2015-CV-7

HARBORTOWN, INC. et al VS. LASSO ENERGY, LLC AND LASSO HOLDING, LLC

STAFFORD COUNTY CASE NO: 2015-CV-8

SUPERNOVA ENERGY, INC. VS. LASSO ENERGY, LLC AND LASSO HOLDING, LLC

BARTON COUNTY CASE NO: 2015-CV-39

SUPERNOVA ENERGY, INC., et al VS. LASSO ENERGY, LLC AND LASSO HOLDING, LLC

BARTON COUNTY CASE NO: 2015-CV-40

SUPERNOVA ENERGY, INC. et al VS. LASSO ENERGY, LLC AND LASSO HOLDING, LLC

BUTLER COUNTY CASE NO: 2015-CV-108

SUPERNOVA ENERGY, INC. VS. LASSO ENERGY, LLC AND LASSO HOLDING, LLC

PRATT COUNTY CASE NO: 2015-CV-20

The terms of the settlement involved payments of cash and transfers of interests as set out in the settlement agreement attached hereto as an exhibit.

Item 9.01 Financial Statements and Exhibits

Exhibits

No.	Exhibits
10.1	Settlement Agreement

1

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated October 14, 2015

Supernova Energy, Inc.

By: /s/ Kevin Malone
Kevin G. Malone, President, CEO, CFO

EXHIBIT INDEX

No.	Exhibits
10.1	Settlement Agreement

2